SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED LOAN
AND SECURITY AGREEMENT

        This SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of February 24, 2005, by and among GEHL COMPANY, a Wisconsin corporation, GEHL POWER PRODUCTS, INC., a South Dakota corporation, COMPACT EQUIPMENT ATTACHMENTS INC., a Wisconsin corporation, HEDLUND-MARTIN, INC., a Pennsylvania corporation (“Hedlund”), and MUSTANG MANUFACTURING COMPANY, INC., a Minnesota corporation (herein, separately and collectively, “Borrower” or “Gehl Company”) and GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION (successor in interest to Deutsche Financial Services Corporation) and GE COMMERCIAL DISTRIBUTION FINANCE CANADA (successor in interest to Deutsche Financial Services Canada Corporation) (herein, separately and collectively, “Lender”).

RECITALS

        A.        Borrower and Lender (or their respective predecessors in interest) are parties to that Amended and Restated Loan and Security Agreement dated as of October 1, 1994 (as it has been and may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the “Loan Agreement”).

        B.        Borrower and Lender desire to amend the Loan Agreement and clarify certain agreements and understanding among them on the terms and conditions set forth herein.

AMENDMENT

        Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lender hereby amend the Loan Agreement and agree as follows:

1.    Definitions.  Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. All references to the “Agreement” in the Loan Agreement, any of the Other Agreements or in this Amendment shall be deemed to be references to the Loan Agreement as it is amended hereby and as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time.

2.    References to “Gehl Company”.  Each Reference in the Loan Agreement and the Other Agreements to “Gehl Company” shall be deemed to be, and is collectively a reference to, each of Gehl Company, a Wisconsin corporation, Gehl Power Products, Inc., a South Dakota corporation, Compact Equipment Attachments Inc., a Wisconsin corporation, Hedlund-Martin, Inc., a Pennsylvania corporation, and Mustang Manufacturing Company, Inc., a Minnesota corporation, as if each such entity were stated separately.

3.    Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date first written above if this Amendment has been duly executed by all parties hereto.

4.    Consent to formation of Special Purpose Entities.  Borrower has advised Lender that from time to time it intends to sell or contribute, for reasonably equivalent value, the Released Assets (as defined herein) on a nonrecourse basis with respect to credit lossesto a special purpose entity, Gehl Receivables LLC, a Delaware limited liability company, owned by Gehl Company (the “SPE”). The SPE will in turn, sell or contribute, for reasonably equivalent value, such Released Assets, on a nonrecourse basis with respect to credit losses, to a second special purpose entity, Gehl Funding LLC, a Delaware limited liability company, owned by Gehl Company (“SPE2”), which will issue notes secured by, among other things, a lien on such Released Assets. Notwithstanding the terms of Sections 6.1 and 6.2 of the Loan Agreement, the Lender hereby consents to the creation of the SPE and SPE2 and the sale or contribution of the Released Assets for reasonably equivalent value as described above. Lender agrees that at no time has it had a lien or security interest in the equity interests in SPE or SPE2 and releases any lien or security interest that it may have in the equity interests of SPE and SPE2. The consents contained in this Section are specific in intent and are valid only for the specific purpose for which given. Nothing contained herein obligates Lender to agree to any additional waivers or consents of any provisions of any of the Other Agreements.

5.    Release of Collateral.  With respect to the Loan Agreement, Lender hereby releases its lien and security interest in all Released Assets. This release is only with regards to the Loan Agreement. Nothing contained herein shall affect in any respect Lender’s ownership of, or lien and security interest on, any Released Assets purchased by Lender.

6.    Amendments to Loan Agreement.

6.1. Preamble. The preamble of the Loan Agreement is amended by inserting after the word “subsidiaries” the following:

“, excluding only those special purpose subsidiaries referenced in the Seventeenth Amendment to this Agreement, the formation of which Lender has consented to”.

6.2. “Accounts”. Section 1.1(a) of the Loan Agreement is amended by inserting “but excluding the Released Assets” at the end of such section immediately preceding the period.

6.3. “Released Assets”. A new Section 1.1(x) is hereby added to the Loan Agreement as follows:

“1.1(x). Released Assets. “Released Assets” means, all of Gehl Company’s and the other Borrower’s, installment sale contracts or installment promissory notes arising from (i) Gehl Company’s and the other Borrower’s sale or financing (including a refinancing of a previous financing by Gehl Company or another Borrower) of Inventory to Dealers under installment sale contracts or installment promissory notes which are owned by Gehl Company or another Borrower; (ii) a Dealer’s sale or financing of Finished Goods to retail customers under installment sale contracts or installment promissory notes which such installment sales contracts or installment promissory notes were purchased by and are owned by Gehl Company or another Borrower; (iii) Gehl Company’s and the other Borrower’s sale or financing (including a refinancing of a previous financing by Gehl Company or another Borrower) of Inventory to retail customers under installment sale contracts or installment promissory notes which are owned by Gehl Company or another Borrower; and (iv) installment sale contracts or installment promissory notes repurchased by Gehl Company and the other Borrowers from third party creditors to whom Gehl Company previously sold or otherwise transferred such installment sale contracts or installment promissory notes (items (i) through and including (iv) collectively, the “Base Released Assets”) together with: (A) any Inventory that was sold or financed (including a refinancing of a previous financing by Gehl Company or another Borrower) pursuant to the Base Released Assets, (B) all rights of recourse against any Dealer only to the extent related to the Base Released Assets, (C) all rights of recourse against any third party to whom Gehl Company or any other Borrower previously sold or otherwise transferred installment sale contracts or installment promissory notes and such installment sale contracts or installment promissory notes were repurchased by Gehl Company or any other Borrower only to the extent related to the Base Released Assets, (D) all refunds for the cost of extended service contracts only to the extent related to Base Released Assets, (E) all proceeds, including insurance proceeds, only to the extent relating to the Base Released Assets, and including any such proceeds deposited into any lockbox or bank account to which GECDF has access pursuant to a written agreement between GECDF and the depository bank, and (F) all books and records of Gehl Company and the other Borrowers only to the extent relating to the Base Released Assets.

The Released Assets do not include and the Released Assets do not release GECDF’s Lien and security interest in, and GECDF expressly retains GECDF’s Lien and security interest in, (x) any Inventory manufactured, sold or distributed by any person or entity (other than Gehl or another Borrower), whether obtained by Gehl or any of the other Borrowers by repossession or purchase or otherwise, if such Lien and security interest thereon was granted to GECDF by any person or entity (other than Gehl or another Borrower) or such Lien and security interest was purchased by GECDF from any person or entity (other than Gehl or another Borrower), (y) any Collateral other than the Released Assets, and (z) any asset or property of any type or nature owned by any person or entity (other than Gehl or another Borrower).”

6.4. Schedules.

Section 4.1 of the Loan Agreement is hereby deleted and replaced with the following:

“4.1 Borrowing Base and Schedules. To facilitate Gehl Company’s borrowings and the maintenance of GECDF’s records, and to ensure that Gehl Company has not been advanced funds in excess of the advance rates and available credit contained in this Agreement, Gehl Company will, periodically, but in any case not less often than monthly, within 15 days following the end of each fiscal month or as otherwise agreed to by GECDF and Gehl Company, deliver to GECDF a borrowing base certificate (a “Borrowing Base Certificate”) together with a schedule of Inventory (“Inventory Schedule”), a schedule of Retail Accounts (“Retail Accounts Schedule”) and such other information as may be requested from time to time by GECDF with respect to the Collateral (the “Other Information”), provided, however, (i) if there is a Default, Gehl Company shall provide a Borrowing Base Certificate, an Inventory Schedule, a Retail Accounts Schedule and the Other Information more often if so requested by GECDF in its sole and absolute discretion, and (ii) if Gehl Company sells or otherwise transfers more than $4,000,000 of Released Assets in any ten day period, then prior to the effectiveness of any sale or transfer that would cause such amount to exceed $4,000,000, Gehl Company shall provide a Borrowing Base Certificate, an Inventory Schedule, a Retail Accounts Schedule and the Other Information (with the Inventory Schedule, a Retail Accounts Schedule and the Other Information being prepared pro forma after giving effect to any such sale or transfer). The Borrowing Base Certificate shall summarize the available credit by type of eligible Collateral and the advance rates for each item of eligible Collateral, the Inventory Schedule shall specify Gehl Company’s cost of Inventory, and such other matters and information relating to Inventory as GECDF may from time to time request, and such Retail Accounts Schedule shall describe all Retail Accounts and Ineligible Accounts, in such manner as GECDF may from time to time request, created or acquired by Gehl Company since the last Retail Accounts Schedule furnished GECDF (which are readily traceable to Gehl Company’s subordinate accounts receivable journal or general ledger accounts). However, failure to provide any such Schedules or a Borrowing Base Certificate in a timely manner will not impair GECDF’s rights and security interest with respect to all of the Inventory or Retail Accounts. Each delivery of a Borrowing Base Certificate, an Inventory Schedule, a Retail Accounts Schedule and the Other Information shall contain a certification from an officer of Gehl Company that such information is true, correct and complete and that no Default has occurred and is continuing.”

6.5. Grant of Security Interest — Released Assets. The first sentence of Section 5.1 of the Loan Agreement is hereby amended by inserting at the end of such sentence immediately preceding the period

", but excluding in all cases the Released Assets"

The second sentence of Section 5.1 of the Loan Agreement is hereby deleted and replaced with the following:

“All of the above assets, but excluding in all cases the Released Assets, are hereinafter collectively referred to as Collateral.”

6.6. Negative Covenants — Released Assets. Section 6.2(b) of the Loan Agreement is deleted and replaced with the following:

“(b) other than in the ordinary course of its business (and sales of the Released Assets are deemed to be ordinary course and are hereby permitted), sell, lease or otherwise dispose of or transfer any of its assets or make any distributions of Gehl Company’s or any other Borrower’s property or assets which might in any way adversely affect the ability of Gehl Company or any other Borrower to repay the Obligations;"

6.7. Negative Covenants — No Sale of Released Assets. The “and” between Section 6.2(i) and 6.2(j) is deleted, and new Sections 6.2(k) and 6.2(l) are hereby added to Loan Agreement as follows:

“(k) if a Stated Default is existing, sell or transfer any Released Assets, or if a Stated Default would be reasonably likely to occur from the sale or transfer of any Released Assets, sell or transfer any Released Assets. As used in clause (k), “Stated Default” means: any Default by Gehl Company arising (i) under Section 7.1(c) through and including 7.1(q), (ii) due to a breach of Section 6.2, (iii) due to a breach of Section 6.3, (iv) due to a breach of Section 4.1, (v) if the outstanding principal balance of the loans exceed the advance rates set forth herein, or (v) due to the occurrence of a Material Adverse Effect. As used in the definition of Stated Default, “Material Adverse Effect” means: (a) a material adverse change in, or a material adverse effect upon, the assets, business, properties, business prospects, condition (financial or otherwise) or results of operations of Gehl Company taken as a whole, (b) a material impairment of the ability of Gehl Company to perform any of the Obligations under this Agreement or any of the Other Agreements, or (c) a material adverse effect on (i) any substantial or material portion of the Collateral, (ii) the legality, validity, binding effect or enforceability against Gehl Company of this Agreement or any of the Other Agreements, (iii) the perfection or priority of any Lien granted to GECDF under this Agreement or any of the Other Agreements, or (iv) the rights or remedies of the GECDF under this Agreement or any of the Other Agreements, and

(l) (A) if a Default is existing, purchase, repurchase or otherwise acquire any Released Assets with proceeds of any loan or advance from GECDF, (B) if a Default would be reasonably likely to occur from the purchase, repurchase or other acquisition of any Released Assets, purchase, repurchase or otherwise acquire any Released Assets with proceeds of any loan or advance from GECDF, or (C) purchase, repurchase or otherwise acquire any Released Assets with proceeds of any loan or advance from GECDF if such purchase, repurchase or acquisition would reasonably be likely to cause or give rise to a Material Adverse Effect.”

6.8. Eligible Retail Accounts Definition. The following definition is hereby inserted in Section 1.1 of the Loan Agreement in proper alphabetical order:

“Eligible Retail Accounts”: means Gehl Company’s Retail Accounts which are not more than 90 days delinquent, extended more than once or extended for more than 90 days, or in a non-accrual status or otherwise pledged or sold.

6.9. Retail Chattel Paper. The definition of “Retail Chattel Paper” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

6.10. Available Credit — Eligible Retail Accounts. Section 4.2.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following: “Eligible Retail Accounts: 75% up to $10,000,000".

6.11. Available Credit — Eligible Repurchased Chattel Paper. Section 4.2.5 of the Loan Agreement is hereby deleted in its entirety.

6.12. “Repurchased Chattel Paper”, “Eligible Repurchased Chattel Paper”, and “Retail Chattel Paper” Definitions. All references in the Loan Agreement to “Repurchased Chattel Paper” and “Eligible Repurchased Chattel Paper” are hereby deleted. All references in the Loan Agreement to “Retail Chattel Paper” are hereby replaced with references to “Retail Accounts”.

7.    Effect of Amendment.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the Other Agreements, nor constitute a waiver of any provision of the Loan Agreement, any of the Other Agreements or any existing Default, nor, except and only to the extent as set forth in Section 5 to this Amendment, act as a release or subordination of the security interests of Lender. Each reference in the Loan Agreement to “the Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

8.    Representations and Warranties.  Each Borrower hereby represents and warrants to Lender as of the date hereof that: (i) this Amendment has been duly authorized by such Borrower’s Board of Directors pursuant to authority duly granted by such Borrower’s Board of Directors; (ii) no consents are necessary from any third parties for such Borrower’s execution, delivery or performance of this Amendment which have not been obtained; (iii) this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles; (iv) all of the representations and warranties contained in the Loan Agreement are true and correct in all material respects with the same force and effect as if made on and as of the date of this Amendment, except that with respect to the representations and warranties made regarding financial data in the Loan Agreement, such representations and warranties are hereby made with respect to the most recent financial statements and the other financial data (in the form required by the Loan Agreement) delivered by Borrower to Lender; and (v) there exists no Default under the Loan Agreement.

9.    Reaffirmation.  Borrower hereby acknowledges and confirms that: (i) the Other Agreements remain in full force and effect; (ii) the Loan Agreement is in full force and effect; (iii) Borrower has no defenses to its obligations under the Loan Agreement and the Other Agreements; (iv) except and only to the extent as set forth in Section 5 to this Amendment, the security interest of Lender securing all of the Obligations under the Loan Agreement and the Other Agreements continue in full force and effect and have the same priority as before this Amendment; and (v) Borrower has no claim against Lender arising from or in connection with the Loan Agreement or the Other Agreements. Any and all such claims against Lender are forever discharged, released and waived by Borrower.

10.    Customer Identification — USA Patriot Act Notice.  GECDF hereby notifies the Borrowers that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow GECDF and each Lender to identify the Borrowers in accordance with the Act.

11.    Governing Law.  This Amendment has been executed and delivered in St. Louis and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

12.    Section Titles.  The section titles of this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

13.    Counterparts; Facsimile Transmissions.  This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

14.    Incorporation By Reference.  Borrower and Lender hereby agree that all of the terms of the Loan Agreement and the Other Agreements are incorporated in and made a part of this Amendment by this reference.

15.    Statutory Notice—Oral Commitments Not Enforceable.  The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Agreement and the Other Agreements or this Amendment:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

16.    Statutory Notice-Insurance.  The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Other Agreements:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

{signature pages follow}

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

GEHL COMPANY

By: /s/ Thomas M. Rettler
Name: Thomas M. Rettler
Title: Vice President & CFO

GEHL POWER PRODUCTS, INC.

By: /s/ Thomas M. Rettler
Name: Thomas M. Rettler
Title: Vice President & Treasurer

COMPACT EQUIPMENT ATTACHMENTS INC.

By: /s/ Thomas M. Rettler
Name: Thomas M. Rettler
Title: Vice President & Treasurer

HEDLUND-MARTIN, INC.

By: /s/ Thomas M. Rettler
Name: Thomas M. Rettler
Title: Vice President & Treasurer

MUSTANG MANUFACTURING COMPANY, INC.

By: /s/ Thomas M. Rettler
Name: Thomas M. Rettler
Title: Vice President & Treasurer

{signatures continue on next page}

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By: /s/ J. Kineknon
Name: J. Kineknon
Title: Vice President

GE COMMERCIAL DISTRIBUTION FINANCE CANADA

By: /s/ Charley Morrison
Name: Charley Morrison
Title: National Director, Risk Management

{end of signatures}